UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Advantage Small Cap Growth Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2022

Date of reporting period: 09/30/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

SEPTEMBER 30, 2022

2022 Annual Report

BlackRock FundsSM

•	BlackRock Advantage Small Cap Growth Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of September 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is proving more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(20.20)%	(15.47)%

U.S. small cap equities (Russell 2000® Index)	(19.01)	(23.50)

International equities (MSCI Europe, Australasia, Far East Index)	(22.51)	(25.13)

Emerging market equities (MSCI Emerging Markets Index)	(21.70)	(28.11)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.58	0.63

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.81)	(16.20)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.22)	(14.60)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(6.30)	(11.50)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(10.42)	(14.15)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2022	BlackRock Advantage Small Cap Growth Fund

Investment Objective

BlackRock Advantage Small Cap Growth Fund’s (the “Fund”) investment objective is to seek long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2022, the Fund’s Institutional and Class K shares outperformed its benchmark, the Russell 2000® Growth Index. For the same period, the Fund’s Investor A Shares performed in line while the Fund’s Class R Shares underperformed.

What factors influenced performance?

Early in the period, U.S. equities rose toward all-time highs, and the Consumer Price Index hit its highest level since 1982, prompting a rotation back to value styles. By the beginning of 2022, however, U.S. equities were sharply lower amid inflationary pressures and concerns about monetary policy normalization. A relatively orderly market reaction to inflation hitting 40-year highs soon turned disorderly in the wake of the Russian invasion of Ukraine in February 2022, which extended the drawdown in U.S. stocks. To close the first half of 2022, the Fed raised rates by 75 basis points in June 2022, the largest increase since 1994, while economic data simultaneously signaled softer growth. In particular, U.S. consumer sentiment sharply declined amid rising prices and borrowing costs. This highlighted the build-up in recessionary fears, as market participants questioned how policymakers could engineer a “soft landing.”

July 2022 began with hopes for a dovish policy pivot from the Fed as growth concerns mounted, prompting a bear market rally from June’s lows. However, central banks reiterated their focus on tamping down inflation. The subsequent selloff led equities to new lows for the year. This coincided with inflation and labor market data showing continued strength, a theme that data predicted, as the Fed delivered two more consecutive 75 basis point rate hikes in July and September 2022. The rise in short-term rates established an inverted yield curve, which is typically a recessionary sign. Toward period-end, manufacturing data began to decline, while analysts downgraded earnings forecasts. Yet the focus remained on inflation, labor markets, and the future direction of policy.

Certain macro-thematic insights led gains during the period. Insights looking toward themes of policy normalization proved successful across health care stocks as investors focused on central bank actions. Measures capturing equity offering activity in the private markets were also additive. Faster-moving trend-based sentiment measures also provided gains as they captured evolving market themes. Insights that look at text analysis of earnings calls correctly captured favorable stocks within health care. Other sentiment measures looking at trending price movements contributed to performance toward the end of the period in light of persistent market themes.

Fundamental insights were mixed during the period, with more traditional measures performing well. An insight evaluating stocks across earnings yield contributed significantly, as it successfully positioned the portfolio in the industrials sector. Similarly, other traditional insights, such as those evaluating financial statement metrics across price, also provided gains. A stability-related measure with a preference for lower-risk securities was a top performer during the period, given the broader market’s risk-off tone, particularly toward the end of the period.

By contrast, several select measures struggled even as the Fund performed in line with its benchmark. Fundamental quality insights, which tend to have a more pro-growth flavor, struggled given the preference for value styles during parts of the period. Insights analyzing company earnings releases for potential “spin” detracted from performance, as did looking at founder-led firms, which proved notably weak across consumer discretionary stocks.

Non-traditional measures of company quality, such as ESG-related insights, detracted from performance as markets continued to focus on macroeconomic dynamics rather than company results. Human capital insights that evaluated corporate culture and employee sentiment all struggled, as they motivated an unsuccessful overweight allocation to consumer discretionary stocks. Environmental-related insights also detracted, specifically measures looking at flows into higher-scoring environmental social governance (“ESG”) products and those evaluating companies across their greenhouse gas emissions.

Later in the period, the Fund’s defensive posture hurt performance. Specifically among industry-related macroeconomic insights, a text-based macro-thematic measure looking at industry news sentiment proved wrong-footed across energy stocks.

Lastly, the Fund held an elevated level of cash at period-end of 6.4% of assets. However, the average cash level across the period was well below this level. The Fund’s cash position contributed to relative performance during the period.

Describe recent portfolio activity.

The Fund maintained a balanced allocation of risk across all major drivers of return during the period. However, there were several new stock selection insights added to the Fund. The Fund built upon its existing alternative data capabilities by adding an insight capturing brand sentiment around retail names. Additionally, given the dynamic nature of the current market environment, the Fund instituted enhanced signal constructs to identify emerging trends, such as sentiment surrounding supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

Relative to the Russell 2000® Growth Index, the Fund’s positioning remained largely sector-neutral. The Fund maintained slight overweight positions in industrials and utilities, while maintaining slight underweight positions in the consumer staples and financial sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2022	BlackRock Advantage Small Cap Growth Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small cap companies and at least 80% of its net assets (plus any borrowings for investment purposes) in securities or instruments of issuers located in the United States.

(c)

An index that measures performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-value ratios and higher forecasted growth values.

Performance

	Average Annual Total Returns(a)
	1 Year		5 Years		10 Years
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(29.20)%	N/A	4.90%	N/A	8.49%	N/A
Investor A	(29.32)	(33.03)%	4.64	3.52%	8.20	7.61%
Class K	(29.12)	N/A	4.96	N/A	8.52	N/A
Class R	(29.57)	N/A	4.38	N/A	7.95	N/A
Russell 2000® Growth Index	(29.27)	N/A	3.60	N/A	8.81	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical 5% Return
	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/22)	Ending Account Value (09/30/22)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 806.00	$ 2.26	$ 1,000.00	$ 1,022.57	$ 2.54	0.50%
Investor A	1,000.00	805.10	3.39	1,000.00	1,021.94	3.79	0.73
Class K	1,000.00	806.50	2.04	1,000.00	1,022.81	2.28	0.45
Class R	1,000.00	803.70	4.52	1,000.00	1,020.05	5.06	1.00

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2022	BlackRock Advantage Small Cap Growth Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Insperity, Inc.	1.5%
Silicon Laboratories, Inc.	1.4
Franklin Electric Co., Inc.	1.4
Murphy USA, Inc.	1.2
Shockwave Medical, Inc.	1.1
Applied Industrial Technologies, Inc.	1.1
UFP Industries, Inc.	1.0
Watts Water Technologies, Inc., Class A	1.0
Ensign Group, Inc.	1.0
EMCOR Group, Inc.	1.0

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Health Care	26.2%
Information Technology	20.2
Industrials	17.4
Consumer Discretionary	9.7
Energy	6.5
Financials	4.9
Consumer Staples	4.3
Materials	3.6
Communication Services	2.4
Utilities	2.3
Real Estate	1.7
Short-Term Securities	7.3
Liabilities in Excess of Other Assets	(6.5)

(a)	Excludes short-term investments.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 2 B L A C K R OC K A N N U A L R E P O R T T O S H A R E H O LD E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Class R Shares performance shown prior to the Class R Shares inception date of March 2, 2018 is that of Institutional Shares and was restated to reflect Class R Shares fees.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance tables assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

Schedule of Investments September 30, 2022	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Aerojet Rocketdyne Holdings, Inc.(a)	34,831	$1,392,892
Kratos Defense & Security Solutions, Inc.(a)	344	3,495
Moog, Inc., Class A	8,245	580,036
Parsons Corp.(a)	14,402	564,558
V2X, Inc.(a)(b)	2,167	76,712

		2,617,693

Air Freight & Logistics — 0.7%
Forward Air Corp.	8,205	740,583
Hub Group, Inc., Class A(a)	39,476	2,723,055
Radiant Logistics, Inc.(a)	1,732	9,855

		3,473,493

Airlines — 0.0%
Wheels Up Experience, Inc.(a)	47,868	55,048

Auto Components — 1.3%
Fox Factory Holding Corp.(a)	16,529	1,307,113
LCI Industries	15,556	1,578,312
Luminar Technologies, Inc.(a)	17,841	129,972
Modine Manufacturing Co.(a)	1,173	15,179
Patrick Industries, Inc.	13,603	596,355
Visteon Corp.(a)	25,718	2,727,651

		6,354,582

Automobiles — 0.1%
Winnebago Industries, Inc.	4,979	264,933

Banks — 0.7%
1st Source Corp.	76	3,519
Amalgamated Financial Corp.	17	383
Coastal Financial Corp.(a)	1,981	78,725
Enterprise Bancorp, Inc.	56	1,675
Equity Bancshares, Inc., Class A	20	593
FB Financial Corp.	9,062	346,259
First Bancshares, Inc.	389	11,620
First Business Financial Services, Inc.	216	6,979
First Financial Bankshares, Inc.	6,914	289,213
Hancock Whitney Corp.	23,875	1,093,714
Heartland Financial USA, Inc.	1,837	79,652
HomeTrust Bancshares, Inc.	13,984	309,046
Horizon Bancorp, Inc.	8,156	146,482
Independent Bank Corp.	2,654	50,691
Lakeland Bancorp, Inc.	215	3,442
Meridian Corp.	12	350
Metropolitan Bank Holding Corp.(a)	765	49,235
Midland States Bancorp, Inc.	3,630	85,559
Northrim BanCorp, Inc.	87	3,616
OceanFirst Financial Corp.	672	12,526
Origin Bancorp, Inc.	5,060	194,658
ServisFirst Bancshares, Inc.	5,210	416,800
South Plains Financial, Inc.	3,833	105,638
Southern First Bancshares, Inc.(a)(b)	499	20,788
Summit Financial Group, Inc.	597	16,083

		3,327,246

Beverages — 1.0%
Celsius Holdings, Inc.(a)(b)	12,364	1,121,167
Coca-Cola Consolidated, Inc.	3,411	1,404,411
Duckhorn Portfolio, Inc.(a)	1,019	14,704
MGP Ingredients, Inc.	13,350	1,417,236
National Beverage Corp.	6,570	253,208

Security	Shares	Value

Beverages (continued)
Primo Water Corp.	41,782	$524,364
Vintage Wine Estates, Inc.(a)	1,306	3,618

		4,738,708

Biotechnology — 10.5%
4D Molecular Therapeutics, Inc.(a)	855	6,874
ACADIA Pharmaceuticals, Inc.(a)	67,975	1,112,071
ADMA Biologics, Inc.(a)	29,193	70,939
Affimed NV(a)	127,104	261,834
Agenus, Inc.(a)	246,388	505,095
Albireo Pharma, Inc.(a)	4,649	90,005
Alector, Inc.(a)	78,803	745,476
Alkermes PLC(a)	77,600	1,732,808
Allakos, Inc.(a)	312	1,909
Allogene Therapeutics, Inc.(a)	16,277	175,792
ALX Oncology Holdings, Inc.(a)	28	268
Amicus Therapeutics, Inc.(a)	84,363	880,750
Apellis Pharmaceuticals, Inc.(a)(b)	46,139	3,151,294
Arcturus Therapeutics Holdings, Inc.(a)	16,867	249,969
Arcutis Biotherapeutics, Inc.(a)	22,195	424,146
Arrowhead Pharmaceuticals, Inc.(a)	31,576	1,043,587
Atara Biotherapeutics, Inc.(a)	44,464	168,074
Avid Bioservices, Inc.(a)	2,328	44,511
Avidity Biosciences, Inc.(a)	18,605	303,820
Beam Therapeutics, Inc.(a)	27,495	1,309,862
BioCryst Pharmaceuticals, Inc.(a)	18,703	235,658
Biohaven Pharmaceutical Holding Co. Ltd.(a)	16,839	2,545,552
Blueprint Medicines Corp.(a)	33,534	2,209,555
Bridgebio Pharma, Inc.(a)(b)	75,467	750,142
CareDx, Inc.(a)	21,613	367,853
Catalyst Pharmaceuticals, Inc.(a)	8,854	113,597
Cerevel Therapeutics Holdings, Inc.(a)	8,286	234,162
ChemoCentryx, Inc.(a)	12,000	619,920
Chinook Therapeutics, Inc.(a)	18,964	372,832
Coherus Biosciences, Inc.(a)	79,293	762,006
Concert Pharmaceuticals, Inc.(a)	865	5,796
Cue Biopharma, Inc.(a)(b)	37,206	82,969
Cullinan Oncology, Inc.(a)	2,031	26,037
Cytokinetics, Inc.(a)	23,064	1,117,451
Deciphera Pharmaceuticals, Inc.(a)	33,419	618,251
Denali Therapeutics, Inc.(a)	58,893	1,807,426
Dynavax Technologies Corp.(a)	10,700	111,708
Dyne Therapeutics, Inc.(a)	461	5,855
Editas Medicine, Inc.(a)(b)	29,288	358,485
Enanta Pharmaceuticals, Inc.(a)(b)	6,155	319,260
Fate Therapeutics, Inc.(a)	58,684	1,315,108
FibroGen, Inc.(a)(b)	52,624	684,638
Foghorn Therapeutics, Inc.(a)(b)	14,575	125,054
Forma Therapeutics Holdings, Inc.(a)	17,336	345,853
G1 Therapeutics, Inc.(a)(b)	32,214	402,353
Global Blood Therapeutics, Inc.(a)	21,817	1,485,738
Gossamer Bio, Inc.(a)	33,096	396,490
Halozyme Therapeutics, Inc.(a)(b)	47,906	1,894,203
Heron Therapeutics, Inc.(a)	155,824	657,577
IGM Biosciences, Inc.(a)	55	1,251
ImmunoGen, Inc.(a)	50,763	242,647
Inhibrx, Inc.(a)	22,551	404,790
Inovio Pharmaceuticals, Inc.(a)(b)	33,535	57,848
Insmed, Inc.(a)	44,447	957,388
Intellia Therapeutics, Inc.(a)	25,513	1,427,707
Intercept Pharmaceuticals, Inc.(a)(b)	33,157	462,540
Ironwood Pharmaceuticals, Inc.(a)	108,390	1,122,920
iTeos Therapeutics, Inc.(a)(b)	1,002	19,088

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
IVERIC bio, Inc.(a)	26,164	$469,382
Karuna Therapeutics, Inc.(a)(b)	10,978	2,469,282
Karyopharm Therapeutics, Inc.(a)	113,036	617,177
Kiniksa Pharmaceuticals Ltd., Class A(a)(b)	54,639	701,565
Kinnate Biopharma, Inc.(a)	6,580	78,631
Kodiak Sciences, Inc.(a)(b)	34,098	263,919
Kronos Bio, Inc.(a)(b)	522	1,749
Kymera Therapeutics, Inc.(a)	11,134	242,387
MacroGenics, Inc.(a)	56,085	194,054
Madrigal Pharmaceuticals, Inc.(a)	5,034	327,160
MiMedx Group, Inc.(a)	539	1,547
Mirum Pharmaceuticals, Inc.(a)	23,700	497,937
NextCure, Inc.(a)	41,990	115,473
Nurix Therapeutics, Inc.(a)	752	9,799
Olema Pharmaceuticals, Inc.(a)	854	2,357
Oyster Point Pharma, Inc.(a)(b)	11,926	67,024
Poseida Therapeutics, Inc.(a)(b)	37,826	133,526
Precision BioSciences, Inc.(a)(b)	73,256	95,233
Prometheus Biosciences, Inc.(a)	5,617	331,459
Prothena Corp. PLC(a)	7,700	466,851
PTC Therapeutics, Inc.(a)	30,095	1,510,769
Puma Biotechnology, Inc.(a)	49,785	117,990
Recursion Pharmaceuticals, Inc., Class A(a)	26,262	279,428
REGENXBIO, Inc.(a)	7,072	186,913
Relay Therapeutics, Inc.(a)	19,753	441,875
REVOLUTION Medicines, Inc.(a)	12,406	244,646
Rigel Pharmaceuticals, Inc.(a)	260,380	307,248
Rocket Pharmaceuticals, Inc.(a)	23,158	369,602
Sangamo Therapeutics, Inc.(a)	103,493	507,116
Seres Therapeutics, Inc.(a)	47,452	304,642
Shattuck Labs, Inc.(a)	162	437
Shuttle Pharmaceuticals Holdings, Inc.(a)	4,125	18,934
Sorrento Therapeutics, Inc.(a)(b)	213,495	335,187
SpringWorks Therapeutics, Inc.(a)	6,679	190,552
Sutro Biopharma, Inc.(a)	35,641	197,808
Tenaya Therapeutics, Inc.(a)	793	2,300
TG Therapeutics, Inc.(a)	30,311	179,441
Travere Therapeutics, Inc.(a)	26,570	654,685
Twist Bioscience Corp.(a)	19,996	704,659
UroGen Pharma Ltd.(a)(b)	1,745	14,518
Vaxcyte, Inc.(a)	5,477	131,448
Vericel Corp.(a)	13,727	318,466
Vir Biotechnology, Inc.(a)	19,885	383,383
Voyager Therapeutics, Inc.(a)	770	4,558
Zentalis Pharmaceuticals, Inc.(a)	9,594	207,806

		51,647,715

Building Products — 1.8%
Apogee Enterprises, Inc.	3,053	116,686
Builders FirstSource, Inc.(a)	5,638	332,191
Caesarstone Ltd.	1,695	15,780
Gibraltar Industries, Inc.(a)	5,319	217,707
JELD-WEN Holding, Inc.(a)	28,222	246,943
Masonite International Corp.(a)	10,777	768,292
PGT Innovations, Inc.(a)	42,568	892,225
Simpson Manufacturing Co., Inc.	18,519	1,451,890
UFP Industries, Inc.	68,557	4,947,073

		8,988,787

Capital Markets — 1.9%
Cohen & Steers, Inc.	13,799	864,231
Donnelley Financial Solutions, Inc.(a)	67	2,477
GCM Grosvenor, Inc., Class A	996	7,858
Hamilton Lane, Inc., Class A	21,448	1,278,515

Security	Shares	Value

Capital Markets (continued)
Houlihan Lokey, Inc.	42,278	$3,186,916
Moelis & Co., Class A	54,623	1,846,804
Open Lending Corp., Class A(a)	131,428	1,056,681
PJT Partners, Inc., Class A	9,464	632,385
Stifel Financial Corp.	10,364	537,995
StoneX Group, Inc.(a)	159	13,188

		9,427,050

Chemicals — 3.1%
Avient Corp.	112,326	3,403,478
Cabot Corp.	41,264	2,636,357
Diversey Holdings Ltd.(a)	1,917	9,317
Hawkins, Inc.	3,332	129,915
HB Fuller Co.	27,044	1,625,344
Ingevity Corp.(a)(b)	29,602	1,794,769
Livent Corp.(a)(b)	88,769	2,720,770
LSB Industries, Inc.(a)	39,118	557,432
Quaker Chemical Corp.(b)	7,158	1,033,472
Sensient Technologies Corp.	20,060	1,390,960

		15,301,814

Commercial Services & Supplies — 0.1%
Cimpress PLC(a)	7,921	193,906
Tetra Tech, Inc.	3,906	502,038

		695,944

Communications Equipment — 0.7%
Calix, Inc.(a)	39,095	2,390,268
Extreme Networks, Inc.(a)	42,872	560,337
Infinera Corp.(a)	58,820	284,689
Viavi Solutions, Inc.(a)	18,963	247,467

		3,482,761

Construction & Engineering — 1.9%
Ameresco, Inc., Class A(a)(b)	26,623	1,769,897
Comfort Systems USA, Inc.	6,609	643,254
EMCOR Group, Inc.	40,606	4,689,181
Fluor Corp.(a)	49,924	1,242,608
MYR Group, Inc.(a)	11,482	972,870

		9,317,810

Consumer Finance — 0.4%
Enova International, Inc.(a)	21,259	622,251
EZCORP, Inc., Class A(a)	481	3,709
LendingTree, Inc.(a)	26,386	629,570
Navient Corp.	29,991	440,568
PROG Holdings, Inc.(a)	17,450	261,401
Regional Management Corp.	6,587	184,699

		2,142,198

Containers & Packaging — 0.0%
Greif, Inc., Class A	1,940	115,566

Diversified Consumer Services — 0.6%
2U, Inc.(a)	22,688	141,800
Carriage Services, Inc.	3,401	109,376
Chegg, Inc.(a)	55,332	1,165,845
Duolingo, Inc.(a)	8,762	834,405
Laureate Education, Inc.	58,326	615,339
OneSpaWorld Holdings Ltd.(a)	12,016	100,935

		2,967,700

Diversified Telecommunication Services — 1.3%
Bandwidth, Inc., Class A(a)	69,300	824,670
IDT Corp., Class B(a)	21,010	521,678

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) September 30, 2022	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Iridium Communications, Inc.(a)	77,462	$3,436,989
Ooma, Inc.(a)	135,703	1,669,147

		6,452,484

Electric Utilities — 0.1%
Portland General Electric Co.	14,643	636,385

Electrical Equipment — 1.6%
Array Technologies, Inc.(a)	2,713	44,982
Atkore, Inc.(a)	34,080	2,651,765
Bloom Energy Corp., Class A(a)	140,373	2,806,056
Enovix Corp.(a)(b)	18,018	330,360
GrafTech International Ltd.	33,808	145,713
Shoals Technologies Group, Inc., Class A(a)	13,426	289,330
SunPower Corp.(a)	66,968	1,542,943
TPI Composites, Inc.(a)	24,487	276,213

		8,087,362

Electronic Equipment, Instruments & Components — 2.5%
Belden, Inc.	11,753	705,415
ePlus, Inc.(a)	15,260	633,900
Insight Enterprises, Inc.(a)	46,666	3,845,745
Itron, Inc.(a)	11,934	502,541
OSI Systems, Inc.(a)	42,710	3,077,682
PC Connection, Inc.	35,100	1,582,659
Plexus Corp.(a)(b)	8,553	748,901
Rogers Corp.(a)	1,381	334,036
Sanmina Corp.(a)	15,747	725,622
ScanSource, Inc.(a)	8,324	219,837

		12,376,338

Energy Equipment & Services — 2.5%
Borr Drilling Ltd.(a)(b)	139,414	462,855
Cactus, Inc., Class A(b)	13,984	537,405
ChampionX Corp.	64,891	1,269,917
Diamond Offshore Drilling, Inc.(a)	17,654	117,046
Liberty Energy, Inc.(a)	212,555	2,695,197
Nabors Industries Ltd.(a)	14,514	1,472,445
NexTier Oilfield Solutions, Inc.(a)	94,733	701,024
Noble Corp. PLC(a)	21,124	624,848
Oceaneering International, Inc.(a)	62,782	499,745
Oil States International, Inc.(a)	14,416	56,078
Patterson-UTI Energy, Inc.	192,517	2,248,599
ProPetro Holding Corp.(a)(b)	155,074	1,248,346
RPC, Inc.	33,036	228,939
Solaris Oilfield Infrastructure, Inc., Class A	12,302	115,147
U.S. Silica Holdings, Inc.(a)(b)	11,793	129,133

		12,406,724

Entertainment — 0.1%
Cinemark Holdings, Inc.(a)	48,665	589,333

Equity Real Estate Investment Trusts (REITs) — 1.1%
Essential Properties Realty Trust, Inc.	5,687	110,612
Hersha Hospitality Trust, Class A	22,162	176,853
Outfront Media, Inc.	289,649	4,399,768
Phillips Edison & Co., Inc.	15,761	442,096
Tanger Factory Outlet Centers, Inc.	6,548	89,577

		5,218,906

Food & Staples Retailing — 0.3%
Andersons, Inc.	3,516	109,101
Sprouts Farmers Market, Inc.(a)	41,952	1,164,168

		1,273,269

Food Products — 1.2%
Calavo Growers, Inc.	1,777	56,420

Security	Shares	Value

Food Products (continued)
Cal-Maine Foods, Inc.	14,373	$798,995
Hain Celestial Group, Inc.(a)	14,284	241,114
J&J Snack Foods Corp.	4,512	584,168
Lancaster Colony Corp.	10,206	1,533,758
Simply Good Foods Co.(a)	57,299	1,832,995
SunOpta, Inc.(a)	46,237	420,757
TreeHouse Foods, Inc.(a)	1,324	56,164
Utz Brands, Inc.	39	589
Vital Farms, Inc.(a)(b)	27,987	335,004

		5,859,964

Gas Utilities — 0.6%
Brookfield Infrastructure Corp., Class A	70,007	2,849,285

Health Care Equipment & Supplies — 5.8%
Accuray, Inc.(a)	81,479	169,476
Artivion, Inc.(a)	20,918	289,505
AtriCure, Inc.(a)	26,088	1,020,041
Atrion Corp.	951	537,315
Axogen, Inc.(a)(b)	17,970	214,202
Axonics, Inc.(a)	20,201	1,422,958
Bausch + Lomb Corp.(a)(b)	81,262	1,246,559
Cardiovascular Systems, Inc.(a)	60,009	831,725
Cerus Corp.(a)	145,131	522,472
CryoPort, Inc.(a)	11,361	276,754
Glaukos Corp.(a)	9,153	487,306
Heska Corp.(a)	12,734	928,563
Inspire Medical Systems, Inc.(a)	12,189	2,161,963
iRhythm Technologies, Inc.(a)(b)	10,770	1,349,266
Lantheus Holdings, Inc.(a)	32,214	2,265,611
LeMaitre Vascular, Inc.	1,395	70,699
LivaNova PLC(a)	14,579	740,176
Merit Medical Systems, Inc.(a)	50,616	2,860,310
Neogen Corp.(a)	26,285	367,201
Nevro Corp.(a)	24,076	1,121,942
NuVasive, Inc.(a)	21,307	933,460
OraSure Technologies, Inc.(a)	56,245	213,169
Orthofix Medical, Inc.(a)	4,330	82,746
Paragon 28, Inc.(a)	103	1,835
Pulmonx Corp.(a)	12,216	203,519
SeaSpine Holdings Corp.(a)	475	2,698
Shockwave Medical, Inc.(a)	19,976	5,554,726
SI-BONE, Inc.(a)(b)	8,672	151,413
Silk Road Medical, Inc.(a)	15,141	681,345
STAAR Surgical Co.(a)	11,409	804,905
Tactile Systems Technology, Inc.(a)	53,407	416,040
Varex Imaging Corp.(a)(b)	13,807	291,880
ViewRay, Inc.(a)	55,727	202,846

		28,424,626

Health Care Providers & Services — 4.3%
Alignment Healthcare, Inc.(a)	43,755	518,059
AMN Healthcare Services, Inc.(a)(b)	23,202	2,458,484
Clover Health Investments Corp.(a)	166,372	282,832
Cross Country Healthcare, Inc.(a)	11,827	335,532
Ensign Group, Inc.	59,607	4,738,757
Hanger, Inc.(a)	16,424	307,457
HealthEquity, Inc.(a)(b)	43,230	2,903,759
LHC Group, Inc.(a)	12,926	2,115,469
Option Care Health, Inc.(a)	141,491	4,452,722
Patterson Cos., Inc.	2,271	54,549
Privia Health Group, Inc.(a)(b)	17,812	606,677
Progyny, Inc.(a)	49,470	1,833,358

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Surgery Partners, Inc.(a)	474	$11,092
Viemed Healthcare, Inc.(a)	58,658	351,948

		20,970,695

Health Care Technology — 1.5%
Allscripts Healthcare Solutions, Inc.(a)	60,942	928,147
American Well Corp., Class A(a)	75,422	270,765
Babylon Holdings Ltd., Class A(a)	23,543	11,119
Evolent Health, Inc., Class A(a)	121,354	4,360,249
Health Catalyst, Inc.(a)	7,641	74,118
NextGen Healthcare, Inc.(a)	10,048	177,849
Phreesia, Inc.(a)	41,537	1,058,363
Schrodinger, Inc.(a)	9,946	248,451

		7,129,061

Hotels, Restaurants & Leisure — 3.7%
Accel Entertainment, Inc.(a)	65,740	513,429
BJ’s Restaurants, Inc.(a)	23,883	569,610
Century Casinos, Inc.(a)	10,555	69,241
Cheesecake Factory, Inc.	58,348	1,708,429
Dave & Buster’s Entertainment, Inc.(a)	18,138	562,822
Everi Holdings, Inc.(a)	34,371	557,498
Golden Entertainment, Inc.(a)	6,318	220,435
Hilton Grand Vacations, Inc.(a)	3,397	111,727
International Game Technology PLC(b)	103,985	1,642,963
NEOGAMES SA(a)	2,703	34,869
Noodles & Co.(a)	1,500	7,050
Papa John’s International, Inc.	50,430	3,530,604
Rush Street Interactive, Inc.(a)	42,743	157,294
Shake Shack, Inc., Class A(a)	36,761	1,653,510
Texas Roadhouse, Inc.	46,933	4,095,374
Wingstop, Inc.(b)	21,711	2,722,994

		18,157,849

Household Durables — 0.6%
GoPro, Inc., Class A(a)	39,941	196,909
Installed Building Products, Inc.	10,005	810,305
Lovesac Co.(a)	5,388	109,807
MDC Holdings, Inc.	50,988	1,398,091
Skyline Champion Corp.(a)	3,858	203,973
Tri Pointe Homes, Inc.(a)	8,373	126,516

		2,845,601

Household Products — 0.4%
Central Garden & Pet Co.(a)	1,831	65,989
Central Garden & Pet Co., Class A(a)	63,156	2,157,409

		2,223,398

Independent Power and Renewable Electricity Producers — 1.6%
Clearway Energy, Inc., Class A	100,410	2,921,931
Clearway Energy, Inc., Class C	140,153	4,463,873
Ormat Technologies, Inc.	47	4,051
Sunnova Energy International, Inc.(a)	22,623	499,516

		7,889,371

Insurance — 0.9%
Goosehead Insurance, Inc., Class A(a)	16,450	586,278
HCI Group, Inc.	358	14,034
Kinsale Capital Group, Inc.	11,608	2,964,915
Mercury General Corp.	18,042	512,754
NI Holdings, Inc.(a)	305	4,075
RLI Corp.	1,703	174,353
Trupanion, Inc.(a)	4,120	244,851

		4,501,260

Security	Shares	Value

Interactive Media & Services — 1.0%
Cargurus, Inc.(a)	37,668	$533,756
Eventbrite, Inc., Class A(a)	105,043	638,661
EverQuote, Inc., Class A(a)(b)	39,557	269,779
QuinStreet, Inc.(a)	41,148	432,054
Shutterstock, Inc.	1,941	97,380
Vimeo, Inc.(a)	172,726	690,904
Yelp, Inc.(a)	37,916	1,285,732
ZipRecruiter, Inc., Class A(a)	50,455	832,507

		4,780,773

Internet & Direct Marketing Retail — 0.4%
1-800-Flowers.com, Inc., Class A(a)	14,503	94,124
Duluth Holdings, Inc., Class B(a)	39	275
Overstock.com, Inc.(a)(b)	61,853	1,506,121
Stitch Fix, Inc., Class A(a)	70,186	277,235
Xometry, Inc., Class A(a)	375	21,296

		1,899,051

IT Services — 2.8%
AvidXchange Holdings, Inc.(a)	24,022	202,265
BigCommerce Holdings, Inc., Series 1(a)	13,196	195,301
CSG Systems International, Inc.	49,165	2,599,845
DigitalOcean Holdings, Inc.(a)(b)	4,241	153,397
ExlService Holdings, Inc.(a)	16,416	2,419,062
Flywire Corp.(a)	25,188	578,316
Hackett Group, Inc.	45,396	804,417
International Money Express, Inc.(a)	32,140	732,471
Marqeta, Inc., Class A(a)	224,113	1,595,685
Paya Holdings, Inc.(a)	17,202	105,104
Payoneer Global, Inc.(a)	10,190	61,650
Paysafe Ltd.(a)(b)	6,755	9,322
Perficient, Inc.(a)	10,693	695,259
Remitly Global, Inc.(a)	42,969	477,815
Repay Holdings Corp.(a)	923	6,516
Sabre Corp.(a)	4,700	24,205
StoneCo Ltd., Class A(a)	292,463	2,787,172
Unisys Corp.(a)	11,471	86,606
Verra Mobility Corp.(a)(b)	15,221	233,947

		13,768,355

Leisure Products — 0.0%
Malibu Boats, Inc., Class A(a)	3,261	156,495

Life Sciences Tools & Services — 0.8%
AbCellera Biologics, Inc.(a)	62,750	620,598
Adaptive Biotechnologies Corp.(a)	76,528	544,879
Alpha Teknova, Inc.(a)	159	531
Berkeley Lights, Inc.(a)	54,354	155,452
Codexis, Inc.(a)	64,458	390,616
Cytek Biosciences, Inc.(a)	18,752	276,029
Medpace Holdings, Inc.(a)	8,234	1,294,138
NanoString Technologies, Inc.(a)	29,670	378,886
Personalis, Inc.(a)	86,468	256,810
Quanterix Corp.(a)	6,506	71,696

		3,989,635

Machinery — 4.3%
Altra Industrial Motion Corp.	23,889	803,148
Astec Industries, Inc.	9,844	307,034
Chart Industries, Inc.(a)(b)	13,240	2,440,794
Energy Recovery, Inc.(a)	18	391
Franklin Electric Co., Inc.	82,921	6,775,475
John Bean Technologies Corp.(b)	4,388	377,368
Kennametal, Inc.	4,919	101,233
Manitowoc Co., Inc.(a)	17,808	138,012

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) September 30, 2022	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Mayville Engineering Co., Inc.(a)	4,506	$29,334
Mueller Water Products, Inc., Class A	722	7,415
Proto Labs, Inc.(a)	5,687	207,178
Shyft Group, Inc.	23,598	482,107
SPX Technologies, Inc.(a)	2,129	117,563
Standex International Corp.	129	10,533
Tennant Co.	7,225	408,646
Terex Corp.	118,693	3,529,930
Titan International, Inc.(a)(b)	41,520	504,053
Watts Water Technologies, Inc., Class A	37,956	4,772,208

		21,012,422

Marine — 0.2%
Golden Ocean Group Ltd.	12,490	93,301
Matson, Inc.	11,614	714,493

		807,794

Media — 0.0%
Emerald Holding, Inc.(a)	268	906
EW Scripps Co., Class A(a)	261	2,941
Townsquare Media, Inc., Class A(a)	105	762
WideOpenWest, Inc.(a)	247	3,031

		7,640

Metals & Mining — 0.5%
5E Advanced Materials, Inc.(a)	1,532	15,565
ATI, Inc.(a)	495	13,172
Coeur Mining, Inc.(a)	71,694	245,193
Constellium SE(a)	77,120	781,997
Ivanhoe Electric, Inc.(a)	15,241	125,738
Novagold Resources, Inc.(a)	190,560	893,726
Olympic Steel, Inc.	3,568	81,386
Perpetua Resources Corp.(a)	1,131	2,285
PolyMet Mining Corp.(a)	352	1,014
Ryerson Holding Corp.	1,421	36,577
Schnitzer Steel Industries, Inc., Class A	7,180	204,343

		2,400,996

Multiline Retail — 0.2%
Dillard’s, Inc., Class A	2,841	774,911

Oil, Gas & Consumable Fuels — 4.0%
Amplify Energy Corp.(a)	55,244	362,953
Ardmore Shipping Corp.(a)	37,435	341,781
Callon Petroleum Co.(a)	6,657	233,061
Chord Energy Corp.	15,767	2,156,453
CNX Resources Corp.(a)	14,989	232,779
Comstock Resources, Inc.(a)	49,699	859,296
Delek U.S. Holdings, Inc.	23,929	649,433
Denbury, Inc.(a)	12,426	1,071,867
DHT Holdings, Inc.	2,885	21,811
Energy Fuels, Inc.(a)(b)	55,514	339,746
Golar LNG Ltd.(a)	2,466	61,453
Gulfport Energy Corp.(a)	2,726	240,678
Magnolia Oil & Gas Corp., Class A	15,010	297,348
Matador Resources Co.	55,573	2,718,631
Murphy Oil Corp.	49,348	1,735,569
Ovintiv, Inc.	22,191	1,020,786
PBF Energy, Inc., Class A(a)	40,935	1,439,275
Permian Resources Corp.(a)	15,737	107,012
Scorpio Tankers, Inc.	16,476	692,651
SM Energy Co.(b)	105,867	3,981,658
Talos Energy, Inc.(a)	35,242	586,779

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Teekay Tankers Ltd., Class A(a)	16,336	$449,893
World Fuel Services Corp.	256	6,001

		19,606,914

Paper & Forest Products — 0.0%
Sylvamo Corp.	439	14,882

Personal Products — 1.4%
BellRing Brands, Inc.(a)	33,489	690,208
elf Beauty, Inc.(a)	62,800	2,362,536
Herbalife Nutrition Ltd.(a)	98,923	1,967,579
Medifast, Inc.	10,211	1,106,464
USANA Health Sciences, Inc.(a)(b)	9,502	532,587

		6,659,374

Pharmaceuticals — 3.3%
Aclaris Therapeutics, Inc.(a)(b)	31,634	497,919
Aerie Pharmaceuticals, Inc.(a)	17,310	261,900
Amphastar Pharmaceuticals, Inc.(a)	43,152	1,212,571
Arvinas, Inc.(a)	26,044	1,158,698
Atea Pharmaceuticals, Inc.(a)	21,014	119,570
Axsome Therapeutics, Inc.(a)	2,985	133,191
Cassava Sciences, Inc.(a)	2,993	125,167
Collegium Pharmaceutical, Inc.(a)	35,576	569,928
Corcept Therapeutics, Inc.(a)	120,451	3,088,364
Esperion Therapeutics, Inc.(a)	56,629	379,414
Harmony Biosciences Holdings, Inc.(a)	25,028	1,108,490
Intra-Cellular Therapies, Inc.(a)	40,998	1,907,637
Marinus Pharmaceuticals, Inc.(a)	218	1,450
Mind Medicine MindMed, Inc.(a)(b)	9,008	31,529
Nektar Therapeutics(a)	90,742	290,374
NGM Biopharmaceuticals, Inc.(a)	54,724	715,790
Nuvation Bio, Inc.(a)	39,188	87,781
Ocular Therapeutix, Inc.(a)	7,113	29,519
Pliant Therapeutics, Inc.(a)	6,174	128,975
Provention Bio, Inc.(a)	570	2,565
Reata Pharmaceuticals, Inc., Class A(a)	22,815	573,341
Relmada Therapeutics, Inc.(a)	5,017	185,729
Revance Therapeutics, Inc.(a)	58,524	1,580,148
Satsuma Pharmaceuticals, Inc.(a)	8,355	50,130
Supernus Pharmaceuticals, Inc.(a)	13,413	454,030
Tarsus Pharmaceuticals, Inc.(a)	155	2,654
Theravance Biopharma, Inc.(a)	66,908	678,447
Tricida, Inc.(a)(b)	80,237	840,884
Xeris Biopharma Holdings, Inc.(a)(b)	7,109	11,090

		16,227,285

Professional Services — 2.9%
ASGN, Inc.(a)	29,337	2,651,185
First Advantage Corp.(a)	11,831	151,792
Insperity, Inc.(b)	70,458	7,193,057
KBR, Inc.	10,462	452,167
Kforce, Inc.	27,841	1,632,874
Korn Ferry	17,605	826,555
Mistras Group, Inc.(a)	1,058	4,719
TriNet Group, Inc.(a)	16,586	1,181,255

		14,093,604

Real Estate Management & Development — 0.6%
Compass, Inc., Class A(a)	27,020	62,686
Cushman & Wakefield PLC(a)(b)	52,997	606,816
eXp World Holdings, Inc.	26,661	298,870
Marcus & Millichap, Inc.	57,629	1,889,078
RMR Group, Inc., Class A	1,981	46,930

		2,904,380

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Road & Rail — 0.5%
ArcBest Corp.	8,081	$587,731
Saia, Inc.(a)	9,771	1,856,490

		2,444,221

Semiconductors & Semiconductor Equipment — 4.4%
Ambarella, Inc.(a)	14,471	812,981
Amkor Technology, Inc.	60,656	1,034,185
Axcelis Technologies, Inc.(a)	24,177	1,464,159
Diodes, Inc.(a)(b)	4,677	303,584
Kulicke & Soffa Industries, Inc.	3,097	119,327
Lattice Semiconductor Corp.(a)	27,268	1,341,858
MaxLinear, Inc.(a)	49,619	1,618,572
Photronics, Inc.(a)	61,793	903,414
Power Integrations, Inc.	24,603	1,582,465
Semtech Corp.(a)	105,368	3,098,873
Silicon Laboratories, Inc.(a)	56,846	7,017,070
SMART Global Holdings, Inc.(a)(b)	17,796	282,422
Synaptics, Inc.(a)	17,037	1,686,833
Ultra Clean Holdings, Inc.(a)	11,081	285,336
Veeco Instruments, Inc.(a)	12,111	221,874

		21,772,953

Software — 8.7%
8x8, Inc.(a)	52,831	182,267
ACI Worldwide, Inc.(a)	116,688	2,438,779
Alarm.com Holdings, Inc.(a)	20,986	1,361,152
Appfolio, Inc., Class A(a)	4,464	467,470
Appian Corp., Class A(a)	13,899	567,496
Asana, Inc., Class A(a)(b)	50,770	1,128,617
Box, Inc., Class A(a)(b)	142,829	3,483,599
BTRS Holdings, Inc., Class A(a)	82,781	766,552
C3.ai, Inc., Class A(a)	19,516	243,950
Clear Secure, Inc., Class A(a)	20,615	471,259
CommVault Systems, Inc.(a)	17,866	947,613
Couchbase, Inc.(a)	50	714
CS Disco, Inc.(a)	2,198	21,980
Digital Turbine, Inc.(a)	48,679	701,464
Domo, Inc., Class B(a)	63,874	1,149,093
EngageSmart, Inc.(a)(b)	53,233	1,101,391
Everbridge, Inc.(a)	823	25,414
Kaleyra, Inc.(a)	1,022	991
KnowBe4, Inc., Class A(a)	16,194	336,997
LivePerson, Inc.(a)(b)	168,364	1,585,989
Matterport, Inc.(a)	513	1,944
Model N, Inc.(a)	52,599	1,800,464
Momentive Global, Inc.(a)	71,007	412,551
PagerDuty, Inc.(a)	93,738	2,162,536
Palantir Technologies, Inc., Class A(a)	12	98
Progress Software Corp.	17,018	724,116
PROS Holdings, Inc.(a)	39,866	984,690
Q2 Holdings, Inc.(a)	36,070	1,161,454
Qualys, Inc.(a)	10,259	1,430,002
Rapid7, Inc.(a)(b)	65,133	2,794,206
SEMrush Holdings, Inc., Class A(a)	197	2,208
Sprout Social, Inc., Class A(a)(b)	26,443	1,604,561
SPS Commerce, Inc.(a)	11,176	1,388,394
Sumo Logic, Inc.(a)	80,632	604,740
Tenable Holdings, Inc.(a)	61,747	2,148,796
Varonis Systems, Inc.(a)	135,384	3,590,384
Verint Systems, Inc.(a)	26,655	895,075
Workiva, Inc.(a)	31,817	2,475,363
Yext, Inc.(a)(b)	180,926	806,930

Security	Shares	Value

Software (continued)
Zeta Global Holdings Corp., Class A(a)	41,243	$272,616
Zuora, Inc., Class A(a)	92,206	680,480

		42,924,395

Specialty Retail — 2.0%
Aaron’s Co., Inc.	2,150	20,898
Boot Barn Holdings, Inc.(a)	7,766	454,000
Chico’s FAS, Inc.(a)	60,967	295,080
Children’s Place, Inc.(a)	532	16,434
Conn’s, Inc.(a)	19,266	136,403
Container Store Group, Inc.(a)	1,800	8,820
Haverty Furniture Cos., Inc.	13,654	339,985
Hibbett, Inc.	2,901	144,499
MarineMax, Inc.(a)	33,387	994,599
Murphy USA, Inc.	21,480	5,905,067
Signet Jewelers Ltd.	22,939	1,311,881
Warby Parker, Inc., Class A(a)	232	3,095

		9,630,761

Technology Hardware, Storage & Peripherals — 0.4%
Super Micro Computer, Inc.(a)	37,241	2,050,862

Textiles, Apparel & Luxury Goods — 1.0%
Crocs, Inc.(a)	32,265	2,215,315
Kontoor Brands, Inc.	15,474	520,081
Oxford Industries, Inc.	9,878	886,847
Steven Madden Ltd.	41,965	1,119,206

		4,741,449

Thrifts & Mortgage Finance — 1.0%
Essent Group Ltd.	74,074	2,582,960
Federal Agricultural Mortgage Corp., Class C	8,162	809,181
FS Bancorp, Inc.	235	6,406
NMI Holdings, Inc., Class A(a)	43,212	880,228
Radian Group, Inc.	25,423	490,410

		4,769,185

Tobacco — 0.1%
Turning Point Brands, Inc.	17,417	369,763

Trading Companies & Distributors — 2.8%
Applied Industrial Technologies, Inc.	51,606	5,304,065
GATX Corp.	505	43,001
GMS, Inc.(a)	38,591	1,544,026
H&E Equipment Services, Inc.	515	14,595
Herc Holdings, Inc.	13,191	1,370,281
Karat Packaging, Inc.(a)(b)	20,137	321,990
MRC Global, Inc.(a)	40,985	294,682
Rush Enterprises, Inc., Class A	84,392	3,701,433
SiteOne Landscape Supply, Inc.(a)	6,326	658,790
WESCO International, Inc.(a)	3,221	384,523

		13,637,386

Total Common Stocks — 98.7% (Cost: $518,844,854)		484,256,445

Preferred Securities

Preferred Stocks — 0.5%

Household Durables — 0.0%
AliphCom
Series 6, 0.00% (Acquired 12/16/15, cost $0)(a)(c)(d)(e)	8,264	—
Series 8, 0.00%(a)(d)	192,156	2

		2

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) September 30, 2022	BlackRock Advantage Small Cap Growth Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software — 0.5%
Illumio, Inc., Series C (Acquired 03/10/15, cost $1,000,317)(a)(d)(e)	311,155	$2,455,013

Total Preferred Securities — 0.5% (Cost: $2,175,301)		2,455,015

Rights

Biotechnology — 0.0%
Aduro Biotech, Inc., CVR(a)(d)	18,964	48,149
Flexion Therapeutics, Inc., CVR(a)(d)	33,053	20,493
Prevail Therapeutics, Inc., CVR(a)(d)	10,004	5,002

		73,644

Metals & Mining — 0.0%
Pan American Silver Corp., CVR(a)	36,363	20,945

Total Rights — 0.0% (Cost: $ —)		94,589

Total Long-Term Investments — 99.2% (Cost: $521,020,155)		486,806,049

Short-Term Securities(f)(g)

Money Market Funds — 7.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.79%	4,474,452	4,474,452
SL Liquidity Series, LLC, Money Market Series, 3.29%(h)	31,251,896	31,251,896

Total Short-Term Securities — 7.3% (Cost: $35,710,906)		35,726,348

Total Investments — 106.5% (Cost: $556,731,061)		522,532,397

Liabilities in Excess of Other Assets — (6.5)%		(31,999,598)

Net Assets — 100.0%		$490,532,799

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Issuer filed for bankruptcy and/or is in default.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $2,455,013, representing 0.5% of its net assets as of period end, and an original cost of $1,000,317.

(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period end.
(h)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended September 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 09/30/21	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 09/30/22	Shares Held at 09/30/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,072,172	$—	$(6,597,720	)(a)	$—	$—	$4,474,452	4,474,452	$34,532		$—
SL Liquidity Series, LLC, Money Market Series	51,264,365	—	(20,001,183	)(a)	(7,909)	(3,377)	31,251,896	31,251,896	342,153	(b)	—

					$(7,909)	$(3,377)	$35,726,348		$376,685		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2022	BlackRock Advantage Small Cap Growth Fund

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Russell 2000 E-Mini Index	57	12/16/22	$4,759	$(358,215)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$358,215	$—	$—	$—	$358,215

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended September 30, 2022, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(464,346)	$—	$—	$—	$(464,346)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$(254,037)	$—	$—	$—	$(254,037)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$9,315,193

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$484,256,445	$—	$—	$484,256,445
Preferred Securities	—	—	2,455,015	2,455,015
Rights	20,945	—	73,644	94,589
Short-Term Securities
Money Market Funds	4,474,452	—	—	4,474,452

	$488,751,842	$—	$2,528,659	491,280,501

Investments valued at NAV(a)				31,251,896

				$522,532,397

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) September 30, 2022	BlackRock Advantage Small Cap Growth Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(358,215)	$—	$—	$(358,215)

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2022

BlackRock Advantage Small Cap Growth Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$486,806,049
Investments, at value — affiliated(c)	35,726,348
Cash pledged for futures contracts	339,000
Foreign currency, at value(d)	11,216
Receivables:
Investments sold	5,243,641
Securities lending income — affiliated	17,782
Capital shares sold	274,190
Dividends — unaffiliated	153,067
Dividends — affiliated	9,407
From the Manager	116,371
Prepaid expenses	35,385

Total assets	528,732,456

LIABILITIES
Collateral on securities loaned	31,248,221
Payables:
Investments purchased	5,361,414
Administration fees	38,655
Capital shares redeemed	765,596
Investment advisory fees	322,678
Trustees’ and Officer’s fees	3,744
Other accrued expenses	385,660
Other affiliate fees	3,169
Service and distribution fees	35,966
Variation margin on futures contracts	34,554

Total liabilities	38,199,657

NET ASSETS	$490,532,799

NET ASSETS CONSIST OF:
Paid-in capital	$638,778,694
Accumulated loss	(148,245,895)

NET ASSETS	$490,532,799

(a) Investments, at cost — unaffiliated	$521,020,155
(b) Securities loaned, at value	$30,064,816
(c) Investments, at cost — affiliated	$35,710,906
(d) Foreign currency, at cost	$12,247

F I N A N C I A L S T A T E M E N T S	17

Statement of Assets and Liabilities  (continued)

September 30, 2022

BlackRock Advantage Small Cap Growth Fund
NET ASSET VALUE
Institutional
Net assets	$300,390,941

Shares outstanding	19,966,385

Net asset value	$15.04

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$149,192,157

Shares outstanding	15,706,658

Net asset value	$9.50

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$34,153,017

Shares outstanding	2,269,457

Net asset value	$15.05

Shares authorized	Unlimited

Par value	$0.001

Class R
Net assets	$6,796,684

Shares outstanding	715,125

Net asset value	$9.50

Shares authorized	Unlimited

Par value	$0.001

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended September 30, 2022

BlackRock Advantage Small Cap Growth Fund

INVESTMENT INCOME
Dividends — unaffiliated	$5,522,377
Dividends — affiliated	34,532
Securities lending income — affiliated — net	342,153
Foreign taxes withheld	(12,351)

Total investment income	5,886,711

EXPENSES
Investment advisory	3,615,791
Transfer agent — class specific	1,207,150
Service and distribution — class specific	533,479
Administration	333,916
Administration — class specific	161,016
Registration	113,931
Accounting services	76,934
Custodian	54,852
Trustees and Officer	10,584
Miscellaneous	80,009

Total expenses	6,187,662
Less:
Fees waived and/or reimbursed by the Manager	(666,737)
Administration fees waived by the Manager — class specific	(161,005)
Transfer agent fees waived and/or reimbursed — class specific	(823,410)

Total expenses after fees waived and/or reimbursed	4,536,510

Net investment income	1,350,201

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss from:
Investments — unaffiliated	(95,268,833)
Investments — affiliated	(7,909)
Futures contracts	(464,346)
Foreign currency transactions	(51)

(95,741,139)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(185,298,276)
Investments — affiliated	(3,377)
Futures contracts	(254,037)
Foreign currency translations	(1,031)

(185,556,721)

Net realized and unrealized loss	(281,297,860)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(279,947,659)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	19

Statements of Changes in Net Assets

	BlackRock Advantage Small Cap Growth Fund
	Year Ended 09/30/22	Year Ended 09/30/21

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$1,350,201	$(403,929)
Net realized gain (loss)	(95,741,139)	178,236,407
Net change in unrealized appreciation (depreciation)	(185,556,721)	58,601,741

Net increase (decrease) in net assets resulting from operations	(279,947,659)	236,434,219

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(115,593,708)	(32,922,056)
Service	—	(960,784)
Investor A	(52,502,280)	(15,114,738)
Investor C	—	(2,515,257)
Class K	(6,860,754)	(988,033)
Class R	(2,324,079)	(925,620)

Decrease in net assets resulting from distributions to shareholders	(177,280,821)	(53,426,488)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(80,808,037)	120,520,224

NET ASSETS
Total increase (decrease) in net assets	(538,036,517)	303,527,955
Beginning of year	1,028,569,316	725,041,361

End of year	$490,532,799	$1,028,569,316

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund
	Institutional
	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of year	$25.11	$19.86	$18.01	$23.65	$21.37

Net investment income(a)	0.04	0.01	0.05	0.07	0.07
Net realized and unrealized gain (loss)	(6.20)	6.54	2.84	(2.03)	4.48

Net increase (decrease) from investment operations	(6.16)	6.55	2.89	(1.96)	4.55

Distributions(b)
From net investment income	—	(0.01)	(0.07)	(0.05)	(0.09)
From net realized gain	(3.91)	(1.29)	(0.97)	(3.63)	(2.18)

Total distributions	(3.91)	(1.30)	(1.04)	(3.68)	(2.27)

Net asset value, end of year	$15.04	$25.11	$19.86	$18.01	$23.65

Total Return(c)
Based on net asset value	(29.20)%	33.89%	16.32%	(6.80)%	23.62%

Ratios to Average Net Assets(d)
Total expenses	0.71%	0.68%	0.73%	0.74%	0.82%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income	0.22%	0.04%	0.25%	0.40%	0.32%

Supplemental Data
Net assets, end of year (000)	$300,391	$743,578	$508,084	$396,388	$502,400

Portfolio turnover rate	102%	125%	126%	120%	129%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Investor A
	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20		Year Ended 09/30/19	Year Ended 09/30/18

Net asset value, beginning of year	$17.27	$14.01	$12.98		$18.25	$16.97

Net investment income (loss)(a)	0.00 (b)	(0.04)	0.00	(b)	0.02	0.01
Net realized and unrealized gain (loss)	(3.90)	4.57	2.04		(1.65)	3.47

Net increase (decrease) from investment operations	(3.90)	4.53	2.04		(1.63)	3.48

Distributions(c)
From net investment income	—	—	(0.04)		(0.01)	(0.02)
From net realized gain	(3.87)	(1.27)	(0.97)		(3.63)	(2.18)

Total distributions	(3.87)	(1.27)	(1.01)		(3.64)	(2.20)

Net asset value, end of year	$9.50	$17.27	$14.01		$12.98	$18.25

Total Return(d)
Based on net asset value	(29.32)%	33.54%	16.03%		(7.05)%	23.27%

Ratios to Average Net Assets(e)
Total expenses	0.97%	0.96%	1.02%		1.00%	1.11%

Total expenses after fees waived and/or reimbursed	0.75%	0.75%	0.75%		0.75%	0.75%

Net investment income (loss)	0.01%	(0.21)%	0.00	%(f)	0.15%	0.06%

Supplemental Data
Net assets, end of year (000)	$149,192	$225,211	$168,457		$178,847	$223,619

Portfolio turnover rate	102%	125%	126%		120%	129%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Amount is less than 0.005%.

See notes to financial statements.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class K
	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Period from 01/25/18 to 09/30/18	(a)

Net asset value, beginning of period	$25.11	$19.86	$18.01	$23.65	$20.82

Net investment income(b)	0.06	0.02	0.05	0.09	0.05
Net realized and unrealized gain (loss)	(6.20)	6.54	2.85	(2.04)	2.78

Net increase (decrease) from investment operations	(6.14)	6.56	2.90	(1.95)	2.83

Distributions(c)
From net investment income	—	(0.02)	(0.08)	(0.06)	—
From net realized gain	(3.92)	(1.29)	(0.97)	(3.63)	—

Total distributions	(3.92)	(1.31)	(1.05)	(3.69)	—

Net asset value, end of period	$15.05	$25.11	$19.86	$18.01	$23.65

Total Return(d)
Based on net asset value	(29.12)%	33.94%	16.37%	(6.75)%	13.59	%(e)

Ratios to Average Net Assets(f)
Total expenses	0.57%	0.56%	0.58%	0.60%	0.67	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.45%	0.45%	0.45%	0.45%	0.45	%(g)

Net investment income	0.33%	0.08%	0.27%	0.52%	0.30	%(g)

Supplemental Data
Net assets, end of period (000)	$34,153	$36,442	$13,264	$5,131	$2,221

Portfolio turnover rate	102%	125%	126%	120%	129	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering, board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.68%.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

F N A N C I A L H G H L I G H T S	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Small Cap Growth Fund (continued)

	Class R
	Year Ended 09/30/22	Year Ended 09/30/21	Year Ended 09/30/20	Year Ended 09/30/19	Period from 03/02/18 to 09/30/18	(a)

Net asset value, beginning of period	$17.26	$13.99	$12.96	$18.22	$15.55

Net investment loss(b)	(0.03)	(0.08)	(0.03)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(3.92)	4.57	2.03	(1.64)	2.69

Net increase (decrease) from investment operations	(3.95)	4.49	2.00	(1.65)	2.67

Distributions from net realized gain(c)	(3.81)	(1.22)	(0.97)	(3.61)	—

Net asset value, end of period	$9.50	$17.26	$13.99	$12.96	$18.22

Total Return(d)
Based on net asset value	(29.57)%	33.25%	15.75%	(7.27)%	17.17	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.29%	1.26%	1.27%	1.30%	1.38	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.00%	1.00%	1.00%	1.00%	1.00	%(g)

Net investment loss	(0.25)%	(0.45)%	(0.24)%	(0.10)%	(0.20	)%(g)

Supplemental Data
Net assets, end of period (000)	$6,797	$11,713	$11,314	$16,019	$23,175

Portfolio turnover rate	102%	125%	126%	120%	129	%(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Offering, board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.39%.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Advantage Small Cap Growth Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Class R Shares also bear certain expenses related to the distribution of such shares. Investor A Shares are generally available through financial intermediaries. Class R Shares are sold only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On October 28, 2021, the Fund’s issued and outstanding Investor C Shares converted into Investor A Shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of September 30, 2022, if any, are disclosed in the Statement of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements  (continued)

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) has approved the designation of the Fund’s Manager (“the Manager”) as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Fund uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates,liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companiescomparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2022, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements  (continued)

the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received	(a)	Net Amount	(b)
Barclays Capital, Inc.	$1,183,496	$(1,183,496)	$—		$—
Citigroup Global Markets, Inc.	1,430,919	(1,430,919)	—		—
Credit Suisse Securities (USA) LLC	1,815,757	(1,815,757)	—		—
Deutsche Bank Securities, Inc.	88,466	(88,466)	—		—
Goldman Sachs & Co. LLC	14,533,648	(14,533,648)	—		—
J.P. Morgan Securities LLC	5,793,142	(5,793,142)	—		—
Jefferies LLC	677,782	(677,782)	—		—
National Financial Services LLC	631,218	(617,686)	—		13,532
State Street Bank & Trust Co.	2,713,639	(2,713,639)	—		—
Toronto-Dominion Bank	1,196,749	(1,176,775)	—		19,974

	$30,064,816	$(30,031,310)	$—		$33,506

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of September 30, 2022. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 billion	0.45%
$1 billion — $3 billion	0.42
$3 billion — $5 billion	0.41
$5 billion — $10 billion	0.39
Greater than $10 billion	0.38

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C(a)	0.25	0.75%
Class R	0.25	0.25

(a)	On October 28, 2021, the Fund’s issued and outstanding Investor C Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Class R	Total
Service and distribution — class specific	$480,511	$9,128	$43,840	$533,479

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2022, the following table shows the class specific administration fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Administration — class specific	$112,961	$38,487	$183	$7,629	$1,756	$161,016

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2022, the Fund did not pay any amounts to affiliates in return for these services.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements  (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended September 30, 2022, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Reimbursed amounts	$1,826	$10,655	$488	$54	$269	$13,292

For the year ended September 30, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Transfer agent — class specific	$861,950	$316,705	$1,627	$6,313	$20,555	$1,207,150

Other Fees: For the year ended September 30, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $8,543.

For the year ended September 30, 2022, affiliates received CDSCs in the amount of $7,959 and $4 for Investor A Shares and Investor C Shares, respectively.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2022, the amount waived was $3,132.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C(a)	Class K	Class R
0.50%	0.75%	1.50%	0.45%	1.00%

(a)	On October 28, 2021, the Fund’s issued and outstanding Investor C Shares converted into Investor A Shares.

The Manager has agreed not to reduce or discontinue these contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2022, the Manager waived and/or reimbursed investment advisory fees of $663,605, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the year ended September 30, 2022, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Investor A	Investor C	Class K	Class R	Total
Administration fees waived by the Manager — class specific	$112,950	$38,487	$183	$7,629	$1,756	$161,005
Transfer agent fees waived and/or reimbursed — class specific	579,835	220,038	1,154	6,313	16,070	823,410

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”), managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2%of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2022, the Fund retained 77% of securities lending income (which excluded collateral investment expenses) and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeded a specified threshold, the Fund would retain for the remainder of that calendar year 81% of securities lending income (which excluded collateral investment expenses), and the amount retained could never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2022, the Fund paid BIM $80,258 for securities lending agent services.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended september 30, 2022, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$ 12,903,948	$ 21,008,838	$(3,490,176)

7.	PURCHASES AND SALES

For the year ended September 30, 2022, purchases and sales of investments, excluding short-term investments, were $812,105,469 and $1,026,952,741, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

The tax character of distributions paid was as follows:

	09/30/22	09/30/21
Ordinary income	$ 78,397,176	$ 22,921,501
Long-term capital gains	98,883,645	30,504,987

	$177,280,821	$ 53,426,488

As of September 30, 2022, the tax components of accumulated net earnings were as follows:
		Amounts
Undistributed ordinary income		$ 1,931,102
Net unrealized losses(a)		(48,270,709)
Qualified late-year losses		(101,906,288)

		$ (148,245,895)

(a)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements  (continued)

As of September 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts
Tax cost	$570,802,075

Gross unrealized appreciation	$55,105,640
Gross unrealized depreciation	(103,375,318)

Net unrealized appreciation (depreciation)	$(48,269,678)

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2022, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/22		Year Ended 09/30/21

Share Class	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,591,972	$165,023,505	9,850,609	$252,784,525
Shares issued in reinvestment of distributions	4,966,506	106,680,551	1,344,959	29,740,980
Shares redeemed	(23,209,219)	(401,357,271)	(7,162,337)	(178,686,650)

	(9,650,741)	$(129,653,215)	4,033,231	$103,838,855

Service(a)
Shares sold	—	$—	105,632	$2,153,609
Shares issued in reinvestment of distributions	—	—	54,683	960,783
Shares redeemed and automatic conversion of shares	—	—	(929,848)	(19,158,090)

	—	$—	(769,533)	$(16,043,698)

Investor A
Shares sold and automatic conversion of shares	2,703,355	$37,172,113	3,748,406	$65,418,531
Shares issued in reinvestment of distributions	3,762,589	51,133,587	963,890	14,696,167
Shares redeemed	(3,797,684)	(45,581,747)	(3,695,843)	(63,705,264)

	2,668,260	$42,723,953	1,016,453	$16,409,434

Investor C(b)
Shares sold	22,340	$134,455	547,291	$3,297,455
Shares issued in reinvestment of distributions	—	—	478,551	2,507,609
Shares redeemed and automatic conversion of shares	(1,993,947)	(12,371,803)	(1,169,674)	(6,906,531)

	(1,971,607)	$(12,237,348)	(143,832)	$(1,101,467)

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements  (continued)

	Year Ended 09/30/22		Year Ended 09/30/21
Share Class	Shares	Amount	Shares	Amount
Class K
Shares sold	1,254,914	$25,091,011	1,013,204	$25,552,313
Shares issued in reinvestment of distributions	319,402	6,860,754	44,687	988,033
Shares redeemed	(755,965)	(13,952,391)	(274,550)	(6,994,719)

	818,351	$17,999,374	783,341	$19,545,627

Class R
Shares sold	149,655	$1,784,157	240,341	$4,153,244
Shares issued in reinvestment of distributions	170,483	2,323,678	60,648	925,629
Shares redeemed	(283,774)	(3,748,636)	(430,792)	(7,207,400)

	36,364	$359,199	(129,803)	$(2,128,527)

	(8,099,373)	$(80,808,037)	4,789,857	$120,520,224

(a)	On July 6, 2021, the Fund’s issued and outstanding Service Shares converted into Investor A Shares.
(b)	On October 28, 2021, the Fund’s issued and outstanding Investor C Shares converted into Investor A Shares.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Advantage Small Cap Growth Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Advantage Small Cap Growth Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of September 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 22, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	35

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended September 30, 2022:

Fund Name	Qualified Dividend Income
BlackRock Advantage Small Cap Growth Fund	$5,141,353

The Fund hereby designates the following amount, or maximum amount allowable by law, as long-term capital dividends for the fiscal year ended September 30, 2022:

Fund Name	20% Rate Long-Term Capital Gain Dividends
BlackRock Advantage Small Cap Growth Fund	$98,883,645

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended September 30, 2022 qualified for the dividends-received deduction for corporate shareholder:

Fund Name	Dividends-Received Deduction
BlackRock Advantage Small Cap Growth Fund	6.16%

The Fund hereby designates the following amount, or maximum amount allowable by law, as qualified short-term capital gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended September 30, 2022:

Fund Name	Interest- Related Dividends	Qualified Short- Term Gains
BlackRock Advantage Small Cap Growth Fund	$0	$2,180,681

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Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Agreement”) between the Trust, on behalf of Advantage Small Cap Growth Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for the Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	37

Disclosure of Investment Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, third and third quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including,

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	39

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			28 RICs consisting of 164 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021.

			28 RICs consisting of 164 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			28 RICs consisting of 164 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			28 RICs consisting of 164 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Director, Charles Stark Draper Laboratory, Inc. since 2013; Senior Lecturer, Harvard Business School, from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			28 RICs consisting of 164 Portfolios	None

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Trustee and Officer Information (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			28 RICs consisting of 164 Portfolios	Hertz Global Holdings (car rental); GrafTech International Ltd. (materials manufacturing); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 to 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020; Sealed Air Corp. (packaging) from 2015 to 2021

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 164 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)

Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Member of the Board and Investment Committee, University School from 2007 to 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			28 RICs consisting of 164 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			28 RICs consisting of 164 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	41

Trustee and Officer Information (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.

			28 RICs consisting of 164 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			28 RICs consisting of 164 Portfolios	None

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Trustee and Officer Information (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			97 RICs consisting of 264 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015), President, and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 266 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	43

Trustee and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Roland Villacorta 1971	Vice President of the Trust (Since 2022)

Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2021, Bruce R. Bond retired as a Trustee of the Trust.

Effective March 31, 2022, Thomas Callahan resigned as a Vice President of the Trust and effective May 10, 2022, Roland Villacorta was appointed as a Vice President of the Trust.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	45

Additional Information  (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers
Investment Adviser and Administrator	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116
Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022
Custodian	Legal Counsel
The Bank of New York Mellon	Sidley Austin LLP
New York, NY 10286	New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

CVR	Contingent Value Rights

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ASCG-9/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Advantage Small Cap Growth Fund	$29,070	$28,785	$0	$207	$14,700	$14,800	$431	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End

(b) Audit-Related Fees[1]	$0	$0

(c) Tax Fees[2]	$0	$0

(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

BlackRock Advantage Small Cap Growth Fund	$15,131	$15,007

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End

$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: November 22, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: November 22, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: November 22, 2022